                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MAY 18, 1995


                       SERVICE CORPORATION INTERNATIONAL
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                 TEXAS                                 1-6402-1                         74-1488375
---------------------------------------------------------------------------------------------------------------
        (State or other jurisdiction of            (Commission file          (I. R. S. employer identification
        incorporation or organization)                  number)                           number)


   1929 ALLEN PARKWAY, HOUSTON, TEXAS                                                      77019
---------------------------------------------------------------------------------------------------------------
(Address of principal executive offices)                                                (Zip code)

                                 (713) 522-5141
              ----------------------------------------------------
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

Recent Developments

On May 18, 1995, Service Corporation International (the "Company") and Service Corporation International (Canada) Limited ("SCIC") jointly announced that the Company is considering a transaction whereby the shareholders of SCIC (excluding the Company) will be given the opportunity to sell their shares of SCIC to the Company for $21.50 Canadian (approximately US $15.72) per share in cash. The Company currently owns 7,000,000 shares of SCIC, or approximately 69% of the 10,193,069 shares outstanding reported by SCIC on April 3, 1995.
Any such transaction would be subject to approval by the shareholders of SCIC (including separate approval by shareholders other than the Company) as well as a final determination by the Company to proceed with a transaction. For additional information, see the Press Release which is attached hereto as
Exhibit 99.1.

As previously disclosed in its Form 10-Q Quarterly Report for the quarterly period ended September 30, 1994, the Company is considering the desirability and feasibility of an acquisition of Pompes Funebres Generales S.A. ("PFG"), which is the largest operator of funeral homes in France. The Company has had, and intends to continue to pursue, discussions with Lyonnaise des Eaux-Dumez S.A., which controls approximately 66% of the stock of PFG, in regard to various potential transactions. There can be no assurance that any transaction involving the Company and PFG will ultimately occur or as to the terms of any such transaction.




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
Unaudited Pro Forma Combined Financial Information

In 1994 the Company acquired the two largest publicly- traded funeral service providers in the United Kingdom ("UK"), Great Southern Group plc ("GSG") and Plantsbrook Group plc ("PG"). These firms owned a combined 534 funeral homes, 13 crematories and two cemeteries. The purchase price of approximately $508,000,000 was primarily funded by two short-term bank facilities in the UK (subsequently repaid or refinanced with long-term securities in 1995), other revolving credit agreement borrowings and debt assumed by the Company. Both acquisitions were accounted for as purchases and the results of operations have been consolidated with the Company since September 1, 1994.

In addition to the acquisitions of GSG and PG, during 1994, the Company acquired funeral and cemetery operations in the United States, Australia and Canada. Excluding GSG and PG during such period, the Company acquired 140 funeral homes and 26 cemeteries (the "Other Acquired Companies") in numerous separate transactions for an aggregate purchase price of approximately $306,000,000 in the form of combinations of cash, Company common stock, issued and assumed debt, convertible debentures and retired loans receivable held by the Company's finance subsidiary. The Other Acquired Companies are being accounted for under the purchase method of accounting.

The following unaudited pro forma information assumes that the acquisition by the Company of all operations acquired during 1994 took place on January 1, 1994. This information also assumes that the net proceeds from the Company's December 1994 public offerings of 8,480,000 shares of Company common stock (including 780,000 shares issued in January 1995 pursuant to an underwriters over allotment allocation), $200,000,000 of 8.375% notes and $172,500,000 of 6.25% convertible preferred shares of a subsidiary were issued at the beginning of 1994 and such net proceeds (approximately $573,000,000) were used to purchase GSG and PG with the excess net proceeds used to repay borrowings under existing revolving credit agreements.

The historical income statements of GSG and PG for the approximate eight month period not owned by the Company in 1994 were prepared in UK pound sterling in accordance with the UK Companies Act of 1985. This information has been adjusted to present the historical income statements in accordance with United States generally accepted accounting principles ("US GAAP") and translated into US dollars at the average exchange rate for the eight month period presented. The historical income statements of the Other Acquired Companies represent amounts recorded by those businesses for the periods that they were not owned by the Company during the year ended December 31, 1994. The historical income statements of the Australian and Canadian acquisitions were converted to US GAAP.

This unaudited pro forma information may not be indicative of results that would have actually resulted if these transactions had occurred on the dates indicated or which may be obtained in the future.





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                       SERVICE CORPORATION INTERNATIONAL
               UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME

                         YEAR ENDED DECEMBER 31, 1994
                     (Thousands, except per share amounts)


                                                     H I S T O R I C A L                                 P R O  F O R M A
                                    ----------------------------------------------------       ------------------------------------
                                                                        Other Acquired
                                      The Company       GSG and PG         Companies               Adjustments      Combined Total
                                    --------------    --------------    ----------------       -------------------  ---------------
Revenues  . . . . . . . . . . . .   $    1,117,175    $       86,198    $         48,810       $        1,146  (A)  $     1,253,329

Costs and expenses  . . . . . . .         (775,980)          (69,938)            (43,207)                (770) (A)         (885,195)
                                                                                                        3,918  (B)
                                                                                                        3,757  (C)
                                                                                                         (217) (D)
                                                                                                       (4,685) (E)
                                                                                                        2,502  (F)
                                                                                                         (291) (G)
                                                                                                         (284) (H)
                                    --------------    --------------    ----------------       --------------       ---------------
Gross profit  . . . . . . . . . .          341,195            16,260               5,603                5,076               368,134

General and administrative expense         (51,700)                -                   -                    -               (51,700)
                                    --------------    --------------    ----------------       --------------       ---------------
Income from operations  . . . . .          289,495            16,260               5,603                5,076               316,434

Interest expense  . . . . . . . .          (80,123)           (1,337)             (1,251)                (165) (A)          (86,057)
                                                                                                       (3,860) (B)
                                                                                                          936  (I)
                                                                                                        1,451  (J)
                                                                                                        4,379  (K)
                                                                                                      (15,354) (L)
                                                                                                        2,414  (M)
                                                                                                        6,853  (N)
Dividends on convertible preferred
 shares of subsidiary . . . . . .             (539)                -                   -              (10,242) (O)          (10,781)

Other income  . . . . . . . . . .           10,188               201                   -                    -                10,389
                                    --------------    --------------    ----------------       --------------       ---------------
Income before income taxes  . . .          219,021            15,124               4,352               (8,512)              229,985

Provision for income taxes  . . .          (87,976)           (5,641)             (1,599)               3,015  (P)          (92,201)

                                    --------------    --------------    ----------------       --------------       ---------------
Net income  . . . . . . . . . . .   $      131,045    $        9,483    $          2,753       $       (5,497)      $       137,784
                                    ==============    ==============    ================       ==============       ===============
Earnings per share:
Primary . . . . . . . . . . . . .   $         1.51                                                                  $          1.44
                                    ==============                                                                  ===============
Fully diluted . . . . . . . . . .   $         1.43                                                                  $          1.38
                                    ==============                                                                  ===============
Primary weighted average number
of shares . . . . . . . . . . . .           86,926                                                      1,073  (Q)           95,973
                                    ==============                                                      7,974  (R)
                                                                                                                    ===============
Fully diluted weighted average
number of shares  . . . . . . . .           97,408                                                         83  (Q)          110,915
                                    ==============                                                      7,974  (R)
                                                                                                        5,450  (S)
                                                                                                                    ===============





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                       SERVICE CORPORATION INTERNATIONAL
         NOTES TO THE UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 1994


(A) To record the acquisition of 5 separate businesses acquired at various dates by PG between January 1, 1994 and August 31, 1994 as if such acquisitions had occurred on January 1, 1994. Internally generated funds were used for the purchase of these businesses; however, for purposes of the unaudited pro forma combined statement of income, imputed interest expense, calculated on the purchase price, has been included at a rate of 6%, which approximated the Company's UK borrowing rate for the year 1994.

(B) To record a reduction to costs and expenses for the Other Acquired Companies based on results actually achieved by the Company for the periods subsequent to acquisition, offset in part by additional costs and expenses resulting from the effect of applying purchase accounting adjustments, primarily amortization and depreciation.

         Interest expense was added for debt and convertible debentures, issued in the purchase of the Other Acquired Companies at stated rates. In addition, interest expense has been added for the cash portion of the purchase price assumed to be borrowed by the Company at the Company's weighted average borrowing rate under its revolving credit agreements.

(C) To eliminate corporate expenses, consisting primarily of duplicate personnel expenses, related to the acquisitions of GSG and PG.

(D) To record the additional depreciation expense (based on 50 year useful life and straight-line depreciation) on GSG's funeral home buildings resulting from the estimated change in fair value over historical cost.

(E) To record the additional amortization of names and reputations (based on 40 year straight-line amortization) created from the acquisition of PG by the Company.

(F)      To eliminate the historical GSG and PG goodwill amortization expense.

(G) To record the additional cost of GSG's cemetery and cremation memorialization interment rights sold.

(H) To record the additional amortization expense resulting from the cost and expenses associated with the December 1994 issuance of convertible preferred shares of a subsidiary and $200,000,000 notes.

(I) To reverse estimated interest expense recorded in the Company's historical financials, related to the acquisition of GSG and PG, that would not have occurred if these acquisitions had been completed on January 1, 1994.

(J) To reverse interest expense recorded in the Company's historical financials related to amounts borrowed under the Company's revolving credit agreements to partially fund the acquisitions of GSG and PG. This indebtedness would not have been necessary if the acquisition of GSG and PG had been funded with proceeds from the December 1994 public offerings.

(K) To record the estimated reduction in interest expense resulting from the assumed partial repayment of indebtedness under the Company's revolving credit agreements. Such repayment funds were derived from the net proceeds of the December 1994 public offerings available after the purchase of GSG and PG. The reduction was calculated using the Company's weighted average annual interest rate for such revolving credit agreement borrowings.

(L) To record the additional interest expense on the December 1994 $200,000,000 notes at an annual interest rate of 8.375%.





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
(M) To record the estimated reduction in net interest expense achieved from a cross currency hedging transaction entered into by the Company in December 1994 as if such transaction had been entered into on January 1, 1994. This transaction effectively converts $272,500,000 of U.S. fixed rate indebtedness into floating rate UK pound sterling indebtedness, raising SCI's total UK pound sterling exposure to $472,500,000, which is comparable to the size of the acquisitions of GSG and PG.

(N) To reverse interest expense recorded in the Company's historical financials related to amounts borrowed under two UK bank facilities secured to temporarily fund the GSG and PG acquisitions. This indebtedness would not have been necessary if the acquisition of GSG and PG had been funded with proceeds from the December 1994 public offerings.

(O) To record the additional dividends at 6.25% on the convertible preferred shares of a subsidiary issued in December 1994.

(P)      To record the tax effect of the pro forma adjustments.

(Q) To give effect to the additional time period during which the Company common stock (in the case of the primary and fully diluted weighted average number of shares) and convertible debt (in the case of the fully diluted weighted average number of shares) issued during the period between January 1, 1994 and December 31, 1994 in respect to the acquisition of the Other Acquired Companies would have been outstanding if all of such acquisitions had occurred as of January 1, 1994.

(R) To record the additional impact from the issuance of 7,700,000 shares in December 1994 and 780,000 shares in January 1995.

(S) To record the additional impact of the convertible preferred shares of a subsidiary issued in December 1994.





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
ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (C) Exhibits - the following is the exhibit being filed with this report:

                     99.1 -  Service Corporation International
                             Press Release dated May 18, 1995




                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

May 23, 1995
                                        SERVICE CORPORATION INTERNATIONAL



                                        /s/ George R. Champagne
                                        ---------------------------------
                                        George R. Champagne
                                        Senior Vice President
                                        Chief Financial Officer
                                        (Principal Financial Officer)





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